Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	It is the policy of our board of directors and our compensation committee not to take material nonpublic information into account when determining the timing or terms of equity awards, nor time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Equity awards are typically granted annually in connection with the performance appraisal cycle with additional awards granted throughout the year in connection with new hires and retention. We did not grant any stock options, stock appreciation rights, or similar option-like instruments to our NEOs in 2024.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false